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                                                                   EXHIBIT 10.1


Notes Payables Resulting From the Acquisition of TSI in 1992:


                        Outstanding Balances
                        on August 31, 1997
                        --------------------

                Lee K. Simon            $273,757
                Joseph T. Hunt, Jr.       91,252
                Daniel D. Cameron, Jr.    91,252
                                        --------
                Total                   $456,261
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